Exhibit 4.24

CONFIDENTIAL & RESTRICTED

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIDE LETTER No.2 TO THE GLOBAL AGREEMENT

This Side Letter (“Side Letter”) is effective from 1 July 2020 (“Effective Date”) between Amadeus IT Group, S.A., a Spanish company with principal offices at C/Salvador de Madariaga 1, 28027 Madrid, Spain, (“Amadeus”) and Yatra Online Private Limited, an Indian company having its registered office at B2, 101, First Floor, Marathon Innova, Marathon Nextgen Complex, Opp. Peninsula Corporate Park, Off. Ganpatrao Kadam Marg, Lower Parel West, Mumbai – 400013, Maharashtra, India (“Customer”) Each a “Party” and collectively the “Parties”.

WHEREAS, the Parties have executed a Global Agreement (“Agreement”) dated 1 July 2017.

WHEREAS, the Parties wish to revise the Agreement, as set forth in this Side Letter.

NOW THEREFORE, the Parties agree as follows:

1.	The Term of the Agreement shall be extended until 30 June 2026.

2.	The amount of Liquidated Damages (i.e., US Dollars [***]) as mentioned and defined in Clause 3.3 (iii) of the Agreement stands replaced with the amount of US Dollars [***] ([***]) and such reduced amount shall be the Liquidated Damages with the effect from the Effective Date of this Side Letter.

3.	The following table replaces the Table 3.3 in Section 3.3 of the Agreement:

Year of termination	LD Targets (Eligible Bookings)	Percentage reduction of Liquidated Damages
Year 4	[***]	[***]
Year 5	[***]	[***]
Year 6	[***]	[***]
Year 7	[***]	[***]
Year 8	[***]	[***]
Year 9	[***]	[***]

4.	Exhibits 2, 3, 4 and 6 of the Agreement (as amended vide Side Letter 1) are deleted in their entirety and replaced with the updated Exhibits 2, 3, 4 and 6 attached to this Side Letter and in the event of any inconsistency between the Agreement and this Side Letter 2, this Side Letter shall prevail.

Agreed and accepted:

AMADEUS IT GROUP, S.A.		Yatra Online Private Limited

/s/ Angel Gallego		/s/ Dhruv Shringi
Signature		Signature

Name:	Angel Gallego	Name:	Dhruv Shringi

Title:	EVP, Travel Channels	Title:	CEO

Date:	04 de febrero de 2021 | 9:58:54 CET	Date:	28 January 2021 | 10:59:45 CET

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 1 of 12	amadeus.com

Exhibit 2

Territories, Customer Offices and Office IDs

The Agreement is valid only for the Territories and Customer Offices listed below, unless otherwise agreed by the Parties in an amendment hereto. Modifications to Office IDs in the below Territories may be made using the form attached as Exhibit 7 (Changes to Office IDs).

Territory	Customer Office Name	Location	Office ID
India	AIR TRAVEL BUREAU PRIVATE LIMITED - ACS	Bengaluru	[***]
India	ATB PRIVATE LIMITEDSHIMIZU CORP	Bengaluru	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-ANALOG	Bengaluru	[***]
India	AIR TRAVEL BUREAU PVT LTD-PHILLIPS	Bengaluru	[***]
India	AIR TRAVEL BUREAU PRIVATE LTD-MU SIGMA	Bengaluru	[***]
India	AIR TRAVEL BUREAU PVT LTD-L G SOFT INDIA	Bengaluru	[***]
India	AIR TRAVEL BUREAU PVT LTD-BIOCON	Bengaluru	[***]
India	A T B PRIVATE LIMITEDAIRBUS ENGINEERING	Bengaluru	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-XIAOMI	Bengaluru	[***]
India	AIR TRAVEL BUREAU PRIVATE LTD-QLIKTECH	Bengaluru	[***]
India	AIR TRAVEL BUREAU PRIVATE LTD-SIX DEE	Bengaluru	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-AWPL	Bengaluru	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-SONATA	Bengaluru	[***]
India	ATB PRIVATE LIMITED - HCL TECHNOLOGIES	Bengaluru	[***]
India	ATB YATRA	Bengaluru	[***]
India	AIR TRAVEL BUREAU PVT LTD-MAHINDRA	Bengaluru	[***]
India	AIR TRAVEL BUREAU PVT LTD-MIND TREE LTD	Bengaluru	[***]
India	ATB YATRA	Bengaluru	[***]
India	ATB YATRA	Bengaluru	[***]
India	ATB YATRA	Bengaluru	[***]
India	ATB YATRA	Bengaluru	[***]
India	ATB YATRA	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 2 of 12	amadeus.com

India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Mumbai	[***]
India	ATB YATRA	Mumbai	[***]
India	ATB YATRA	Mumbai	[***]
India	ATB YATRA	Mumbai	[***]
India	ATB YATRA	Mumbai	[***]
India	ATB YATRA	Kolkata	[***]
India	AIR TRAVEL BUREAU PVT LTD - ABP PVT LTD	Kolkata	[***]
India	ATB YATRA	Kolkata	[***]
India	ATB PRIVATE LIMITED - NUCLEUS SOFT	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED - CII	Delhi	[***]
India	ATB PRIVATE LIMITED - HAVELLS	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Delhi	[***]
India	ATB YATRA	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Delhi	[***]
India	ATB PRIVATE LIMITED-ERNST AND YOUNG	Delhi	[***]

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 3 of 12	amadeus.com

India	AIR TRAVEL BUREAU PVT LTD- S R F	Delhi	[***]
India	ATB PRIVATE LIMITED - HCLCOMNET	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-BIRLA	Delhi	[***]
India	ATB PRIVATE LIMITED - BOSTON SCIENTIFIC	Delhi	[***]
India	ATB YATRA	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-AIRBUS	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-KPMG	Delhi	[***]
India	AIR TRAVEL BUREAU PVT. LTD-PERNOD RICARD	Delhi	[***]
India	ATB PRIVATE LIMITED – CPA GLOBAL	Delhi	[***]
India	ATB PRIVATE LIMITED - VIDEOCON	Delhi	[***]
India	ATB PRIVATE LIMITED – TECH MAHINDRA	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-NIIT	Delhi	[***]
India	AIR TRAVEL BUREAU LTD(T/A ATB YATRA)	Delhi	[***]
India	ATB YATRA	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-WAPCOS	Delhi	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED-SONY	Delhi	[***]
India	ATB YATRA	Delhi	[***]
India	ATB YATRA	Delhi	[***]
India	ATB PRIVATE LIMITED – TECH MAHINDRA	Hyderabad	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED - HCL	Hyderabad	[***]
India	ATB PRIVATE LIMITED - INFOTECH	Hyderabad	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED- I S B	Hyderabad	[***]
India	ATB PRIVATE LIMITED - MYLAN	Hyderabad	[***]
India	ATB YATRA	Hyderabad	[***]
India	ATB YATRA	Hyderabad	[***]
India	ATB YATRA	Hyderabad	[***]
India	AIR TRAVEL BUREAU PVT LTD-LIFECELL INTL	Chennai	[***]
India	AIR TRAVEL BUREAU PVT LTD - GAMESA WING	Chennai	[***]
India	AIR TRAVEL BUREAU PVT LTD-TRIMBLE INFO	Chennai	[***]
India	AIR TRAVEL BUREAU PVT LTD-HYUNDAI MOTOR	Chennai	[***]
India	ATB YATRA	Chennai	[***]

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 4 of 12	amadeus.com

India	AIR TRAVEL BUREAU PRIVATE LIMITED	Chennai	[***]
India	ATB YATRA	Chennai	[***]
India	ATB YATRA	Chennai	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Pune	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Pune	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Pune	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Pune	[***]
India	ATB YATRA	Pune	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Pune	[***]
India	AIR TRAVEL BUREAU PRIVATE LIMITED	Pune	[***]
India	ATB YATRA	Pune	[***]
India	ATB YATRA	Pune	[***]
India	TSI YATRA PRIVATE LIMITED	Delhi	[***]
India	TSI YATRA PRIVATE LIMITED	Delhi	[***]
India	TSI YATRA PRIVATE LIMITED	Delhi	[***]
India	TRAVEL SERVICES INTL.	Delhi	[***]
India	TRAVEL SERVICES INTL.	Delhi	[***]
India	TSI YATRA PRIVATE LIMITED	Delhi	[***]
India	TSI YATRA PVT LTD	Chennai	[***]
India	TSI YATRA PVT LTD	Chennai	[***]
India	TSI YATRA PVT LTD	Chennai	[***]
India	TSI YATRA PVT LTD	Chennai	[***]
India	TSI YATRA PVT LTD	Chennai	[***]
India	YATRA ONLINE PVT LTD	Bengaluru	[***]
India	YATRA ONLINE PVT LTD	Mumbai	[***]
India	YATRA ONLINE PVT LTD	Kolkata	[***]
India	YATRA ONLINE PVT LTD	Kolkata	[***]
India	YATRA ONLINE PVT LTD	Kolkata	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
India	YATRA ONLINE PVT. LTD.	Delhi	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
India	YATRA.COM	Delhi	[***]
India	YATRA ONLINE PVT LTD BZB TEAM	Delhi	[***]
India	YATRA ONLINE	Delhi	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
India	YATRA.COM	Delhi	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
India	YATRA ONLINE PVT LTD	Delhi	[***]
Singapore	ASIA CONSOLIDATED DMC PTE. LTD.	Singapore	[***]
Thailand	G.M. TOUR & TRAVEL	Bangkok	[***]

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 5 of 12	amadeus.com

Exhibit 3

Commercials

1.	Booking Commitments

1.1	Volume commitments.

(a) Customer shall produce Eligible Bookings in India according to Table 1.1 below (“Annual Targets”):

Table 1.1

Year 5	Year 6	Year 7	Year 8	Year 9
[***]	[***]	[***]	[***]	[***]

(b)	In case the total number of GDS net bookings by all GDS users in India during Year 5 is [***]then a proportional reduction shall be made to the Year 5 Annual Target. For example, if Year 5 GDS net bookings are 30% less than the net bookings in 2019, then the Year 5 Annual Target shall be reduced by 30%. This adjustment applies to Year 5 only.

1.2	Share of Wallet (SOW) Commitments. Customer shall maintain the SOW commitments set forth in Table 1.2 below.

Table 1.2

Year	SOW - Domestic Bookings for Customer Offices in India	SOW -International Bookings for Customer Offices in India	SOW - All Customer Offices
Year 4	[***]	[***]	[***]
Year 5	[***]	[***]	[***]
Year 6	[***]	[***]	[***]
Year 7	[***]	[***]	[***]
Year 8	[***]	[***]	[***]
Year 9	[***]	[***]	[***]

2.	Booking Incentives. Amadeus will pay Customer an incentive per Eligible Booking (the “Booking Incentive”) as per Tables 2.1 and 2.2 below:

Table 2.1 – India

Type of Booking	Incentive per Eligible Booking (USD)
Air India (AI) International	[***]
Vistara (UK) Domestic and International	[***]
All other Eligible Air Bookings (subject to Exhibit 6)	[***]
Hotel	[***]

Table 2.2 - Other markets

Point of Sale	Incentive per Eligible Booking (USD)
Singapore (subject to Exhibit 6)	[***]
Thailand (subject to Exhibit 6)	[***]

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 6 of 12	amadeus.com

2.1	“Share of Wallet” or “SOW” means the number of Eligible Bookings during a Year / the number of all GDS bookings by Customer Offices during the same Year, as represented by a percentage. Bookings of content that is not available in the Amadeus System or that is only available in the Amadeus System shall not be included in SOW calculations.
2.2	“Domestic” when used in relation to Bookings, means a Booking on a city pair where the departure city and arrival city are located within the same country.
2.3	“International” when used in relation to Bookings, means a Booking on a city pair where the departure city and arrival city are located in different countries.
2.4	Annual Targets are measured per Year.
2.5	All Booking Incentives listed in this Exhibit are subject to the exceptions/reductions listed
2.6	Customer acknowledges and agrees that as of 1 July 2020, Customer is holding an amount of $3,000,000 (three million) USD in advanced and unearned incentives.
2.7	Payment terms/Schedule. Booking Incentives will be paid in advance once all prior advances bonuses and other upfront payment have been earned by Customer (“Incentive Advance”) . The Incentive Advance shall be equal to Booking Incentives earned by Customer during the previous quarter.

3.	Bonuses and Funds. As consideration for entering and complying with this Agreement, Amadeus shall provide Customer with the following bonuses and funds.

3.1	Product Fund. During the Term, Amadeus will make a non-cash fund (“Product Fund”) available to Customer according to the following terms:

(a)	The value of the Product Fund will be $[***]USD per Eligible Booking.
(b)	The Product Fund may only be used to offset the charges for the Amadeus products and services listed in Exhibit 4.
(c)	In case charges for the products and services exceed the Product Fund, then Customer shall pay the excess.
(d)	If any amount remains in the Product Fund at the end of the Term, it will be forfeit.
(e)	Under no circumstances will the Product Fund be paid out or advanced in cash.

3.2	Search Fund. During the Term, Amadeus will make a non-cash fund (“Search Fund”) available to Customer according to the following terms:

(a)	During Quarters in which SOW (for all Customer Offices) is greater than 50%, Customer shall receive a Search Fund of $[***]USD per Eligible Booking.
(b)	During Quarters in which SOW (for all Customer Offices) is less than 50%, Customer shall receive a Search Fund of $[***]USD per Eligible Booking.
(c)	The Search Fund may only be used to offset the charges for Master Pricer Transactions as listed in Exhibit 4.
(d)	In case charges for Master Pricer Transactions exceed the Search Fund, then Customer shall pay the excess.
(e)	The Search Fund must be used during the Year in which it is earned. If any amount remains in the Search Fund at the end of the Year, it will be forfeit.
(f)	Under no circumstances will the Search Fund be paid out or advanced in cash.

4.	Shortfall

4.1	For any Year in which the Annual Target is not met, or the SOW commitment is not achieved, all Booking Incentives for such Year shall be reduced by $[***]USD per Eligible Booking.
4.2	If Customer fails to generate at least [***]Eligible Bookings between 1 July 2020 and 30 June 2023 or [***]Eligible Bookings between 1 July 2020 and 30 June 2026, then Customer shall:

(a)	Reimburse to Amadeus any and all unearned advanced Incentives which Customer is holding as of 30 June 2023 and 30 June 2026, respectively; and
(b)	Pay all Liquidated Damages and Interest applicable under Section 3.3(iii) of the Agreement.

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 7 of 12	amadeus.com

5.	Incentive Exceptions.

5.1	Notwithstanding anything to the contrary in the Agreement, all Incentives and Eligible Booking volume calculations may be adjusted by Amadeus (i) where a Provider makes, or has made before the Effective Date, its content available in the System in exchange for a direct or indirect reduction of Amadeus booking related distribution fees or at a charge, and/or (ii) with respect to Provider content that becomes part of a Provider and/or Amadeus content program, and/or (iii) with respect to Provider content for which the Provider restricts payment of incentives, (the “Affected Content”). In any such event, Amadeus will notify Customer of the terms and conditions applicable to bookings of Affected Content. Such terms and conditions may include, but are not limited to, a reduction in Incentives or the imposition of applicable charges with respect to the Affected Content. The Parties will discuss in good faith any such terms and conditions upon the Customer’s request. Subject to the foregoing, the terms and conditions with respect to the Affected Content will apply upon the date stated in Amadeus’ notice, unless otherwise agreed between Amadeus and Customer. If Customer chooses not to accept such terms and conditions by notifying Amadeus in writing within 30 days of Amadeus’ notice, then: (i) Amadeus and/or the applicable Amadeus ACO may restrict access to the Affected Content, and/or (ii) no Incentives will apply on such Affected Content, after, in both the instances stated at (i) and (ii), an advance written notice of 30 days has been served upon the Customer. For clarification Bookings that are booked on low cost or budget Providers and/or via Amadeus Ticketless Access or Amadeus Light Ticketing will not qualify for Incentives unless otherwise agreed by the Parties. In the event that access is restricted to Affected Content which represents at least 15% of Customer’s Yearly Eligible Bookings, then the Annual Target shall be proportionally reduced from the time of such event. For example, if access to Provider X is restricted during Year 6, and if Customer’s Eligible Bookings on Provider X represented 30% of Customer’s Eligible Bookings during Year 5, then the Year 6 Annual Target shall be reduced by 30%, prorated from the time of the restriction until access to the content is restored. .
5.2	If Amadeus notifies Customer that it will apply the terms of this provision, Customer may request that an international auditing firm such as Deloitte, Ernst & Young, KPMG or PWC or any of their affiliates (the “Auditor”) verifies Amadeus’ compliance with this provision. Customer shall bear the cost of such audit. The Auditor will issue a report which shall be limited to confirming whether Amadeus meets the requirements of this provision. Amadeus will pay the cost of such audit if the report indicates that the requirements of this provision were not met. The Auditor will be subject to a confidentiality agreement to ensure confidentiality of Amadeus and its Provider’s information.
5.3	Amadeus and Amadeus ACOs have programs and/or arrangements in place in certain markets as of the Effective Date with respect to certain Providers. Such programs and/or arrangements will apply to the affected Customer Offices. Other programs and/or arrangements may be identified on Exhibit 6. All such programs and/or arrangements are subject to change upon 30 business days’ written notice to the Customer.

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 8 of 12	amadeus.com

Exhibit 4

Products and Services

Amadeus and/or the applicable ACO will provide Customer Offices with the following products and services at the following charges which are exclusive of taxes which will be added, if applicable. Products and services not listed below will be charged, if ordered, at then prevailing rates or as otherwise agreed.

	Product Description	Charges (USD)	Comments
1.1	Ghost Bookings	Excess Irregular Ghost Booking generated on the Amadeus system via a Client Application will be subject to a fee of $[***]per Excess Irregular Ghost Booking.

“Excess Irregular Ghost Booking” means any Irregular Ghost Bookings that are in excess of 1% of the number of Eligible Bookings, as measured monthly.

Not applicable to SpiceJet Ghost Bookings.

External Ghost Bookings generated on Amadeus via the Client Application will not be charged to the Customer

1.2	Central System Transactions

[***] Central System Transactions per Eligible Booking produced by all Customer Offices combined during a month free of charge.

Central System Transactions above this threshold for the month will be subject to a charge of $[***]per such excess Transaction

1.3	Web Service Transactions

[***] Web Service Transactions per Eligible Booking produced by all Customer Offices combined during a month free of charge

Web Service Transactions above this threshold for the month will be subject to a charge of $[***]per such excess Transaction

Waived

1.4	Amadeus Ticket Changer

$ [***]per ticket re-issued, refunded or exchanged.

[***] ([***]) pricing transactions per ticket reissued, refunded or exchanged (measured monthly) are free of charge.

Additional transactions charged at $[***]per transaction

1.5	Master Pricer Travelboard, Master Pricer Expert, Master Pricer Calendar	All Master Pricer Transactions are charged at $[***]per Transaction	Search Fund available to offset these charges

1.6	Mini Rules (standalone or through Master Pricer)	$[***]per Eligible Booking	Waived, provided the SOW commitments set forth in Exhibit 3, Section 1.2 are achieved. Usage of Mini Rules for non-Amadeus GDS bookings is chargeable regardless of SOW achievements.

1.7	Man-Days	Development services are available at a charge of $[***]per man-day

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 9 of 12	amadeus.com

Exhibit 6

Non- Eligible Bookings and Provider Programs

1.	“Non-Eligible Bookings” means Bookings that, unless otherwise expressly stated in this Exhibit: (a) shall not count towards any Eligible Booking volume calculations; and (b) for which Amadeus pays no Incentives. Non-Eligible Bookings include:

(i)	Unproductive Bookings (HX, UN, NO, UC);
(ii)	Passive Bookings and Ghost Bookings;
(iii)	Non-GDS bookings (i.e., bookings made outside of the Amadeus System);
(iv)	Bookings made on Provider Owned Distribution Channels that are ticketed by a Customer Office;
(v)	Bookings of a non-air Provider that are made available in the air availability display of Amadeus Selling Platform;
(vi)	Bookings on airlines that connect to the Amadeus System via Amadeus Ticketless Access, Amadeus Light Ticketing, a proprietary airline API or similar connectivity;
(vii)	Bookings coming from Content Aggregator sources (e.g., Pyton Flight Portal);
(viii)	Bookings of a Provider that are not processed through standard EDIFACT protocols (e.g., NDC);
(ix)	Bookings for which Amadeus has received a claim for payment from a third party;
(x)	Bookings that have not been paid by the relevant Provider and which have been notified to Customer within 10 days of Amadeus’ knowledge of the Provider’s non-payment, except where Amadeus knew in advance that a Provider would default on its payment obligations and Amadeus did not notify Customer of this or did not remove the Provider’s content from the Amadeus System;
(xi)	Bookings on content not in the Amadeus System as of the Effective Date;
(xii)	Bookings made via private booking arrangements agreed directly between travel agencies and the relevant Provider for access to specified content, including content that is not made generally available (e.g. private channel); and
(xiii)	All Bookings of a Provider or specific Bookings of a Provider, as indicated in Table 1 and Table 2 below.

2.	“Local Domestic” means an Eligible Booking sold in a Provider’s Prime Market on a city pair where the departure city and arrival city are located within the same country.
3.	“Local International” means an Eligible Booking sold in a Provider’s Prime Market on a city pair where the departure city and arrival city are located in different countries.
4.	“Passive Booking” means a Passive Air Booking or a Passive Hotel Booking.
5.	“Passive Air Booking” means a booking originally confirmed or waitlisted outside the Amadeus System that is recreated by an Amadeus System user and evidenced by such status codes as, for example, PK, PL, PU or PX.
6.	“Passive Hotel Booking” means a booking which contains booking information for an existing property in the Amadeus System but the reservation is made outside of the Amadeus System (e.g., by phone or via the internet).
7.	“Prime Market” means the country where the most Bookings on a specific Provider are made through the Amadeus System.
8.	“Regional” means an Eligible Booking sold in the Region where a Provider’s Prime Market is located but does not include Bookings sold in the Prime Market itself.
9.	“Region” means any of the following regions: (i) North America; (ii) Central America and the Caribbean; (iii) Western and Central Europe; (iv) Middle East and Africa; (v) Eastern Europe and Central Asia; (vi) South America; (v) South and South-East Asia; (vi) North Asia; and (vii) Australia, New Zealand and South Pacific.

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 10 of 12	amadeus.com

Table 1

Provider (code)	Provider	Point of Sale (Market)	Booking Type
HS and HV	Hotel Reservation Service	Worldwide	All
AD	Amadeus Value hotels	Worldwide	All
WM	Welcomebeds	Worldwide	All
EY	Totalstay	Worldwide	All
SJ	Sun Hotels	Worldwide	All

Amadeus will have the right to amend the Provider listing in Table 1, Table 2, Table 3 and Non-Eligible Bookings listed above by giving Subscriber three (3) months’ prior written notice (the “Notice”). If Subscriber objects to any such amendment, it must notify Amadeus no later than 60 days following the Notice, in which case Amadeus may engage in good faith discussions with Subscriber. If such amendment is made without any changes based on such good faith negotiations, and same affects Subscriber by more than 10% in terms of Incentive revenue under this Agreement when compared to the prior Year, then Subscriber may terminate this Agreement upon 90 days advance written notice without any obligation of paying Liquidated Damages under this Agreement, said notice to be provided to Amadeus no later than 30 days after Amadeus’ implementation of such amendment.

Table 2

POS Market	Provider Type	Provider Code	Provider Name	Type of segments
Worldwide	Airline	N4	Nordwind Airlines	All
Worldwide	Airline	L6	Mauritania Airlines	All
Worldwide	Airline	5N	Smartavia	All
Worldwide	Airline	WZ	Redwings	All
Worldwide	Airline	VZ	Thai Vietjet Air	All
Worldwide	Airline	SM	Air Cairo	All
Thailand	Airline	JQ, 3K, GK, BL	Jetstar & Affiliates	All
Thailand	Airline	TG	Thai Airways	Domestic
Thailand	Airline	EK	Emirates	Group Bookings
Thailand	Airline	SL	Thai Lion	Domestic
Thailand	Airline	WE	Thai Smile	Domestic
Singapore	Airline	JQ, 3K, GK, BL	Jetstar & Affiliates	All
Singapore	Airline	EK	Emirates	Group Bookings
Singapore	Airline	TZ	Scoot	All
Singapore	Airline	TR	Tiger Air	All
India	Airline	SG	Spicejet	All

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 11 of 12	amadeus.com

2.	Notwithstanding anything to the contrary herein, Amadeus will pay the following incentives (or charge the indicated opt-in charge) for the indicated Bookings. For clarification, the following Bookings (i) are counted towards the Eligible Booking volume calculations under this Agreement and (ii) do not qualify for the Incentives on Exhibit 3 unless indicated otherwise in Table 3 below.

Table 3

POS Market	Provider Code	Provider Name	Type of segments	Incentive per Eligible Booking	Opt-in charge per Eligible Booking
India, Singapore, Thailand	PK	Pakistan International	All	USD [***]
India, Thailand	TR	Scoot Tigerair	Regional	USD [***]
Thailand	ZE	Eastar Jet	All	USD [***]
Thailand	LJ	JinAir	All	USD [***]
Thailand	SL	Thai Lion	International	USD [***]
Thailand	VJ	VietJet Air	All	USD [***]
Singapore, Thailand	SG	Spicejet	All	USD [***]
Singapore	VJ	VietJet Air	All	USD [***]
India, Singapore	SL	Thai Lion	All	USD [***]
India, Singapore	OD	Malindo	All	USD [***]

Amendment to the Global Agreement Amadeus IT Group, S.A.	Page 12 of 12	amadeus.com